SCUDDER
                                                                     INVESTMENTS




--------------------------------------------------------------------------------
EQUITY/VALUE
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Scudder Value Fund



Semiannual Report

March 31, 2001


The fund seeks long-term growth of capital through investment in undervalued equity securities.


Scudder Value Fund is properly known as Value Fund.

Contents
--------------------------------------------------------------------------------


                       4 Letter from the Fund's President

                       6  Performance Update

                       8  Portfolio Summary

                       10 Portfolio Management Discussion

                         16 Glossary of Investment Terms

                      17  Investment Portfolio

                      22  Financial Statements

                      25  Financial Highlights

                        26 Notes to Financial Statements

                      34  Officers and Trustees

                       35 Investment Products and Services

                         37 Account Management Resources

Scudder Value Fund
--------------------------------------------------------------------------------
ticker symbol SCVAX                                              fund number 075
--------------------------------------------------------------------------------

Date of Inception:    o While value stocks were not immune to the volatile
12/31/92                market environment of the past year, the asset class
                        outperformed growth stocks by a wide margin.
Total Net Assets of
Class S Shares as     o The fund's performance benefited from its weightings in
of3/31/01:              the financial and utility sectors, while its weighting
                        $342 million in technology stocks and consumer staples detracted.

                      o Value Fund has performed well versus its peer group
                        throughout its history, as measured by Lipper, Inc. The fund beat 78% of funds in the Large-Cap Value category during the six-month reporting period, and has beaten 87%, 63%, and 82% of funds in the category over the one-, three-, and five-year periods.^1




^1 Class S shares ranked 64, 34, 74, and 24 for the 6-month, 1-year, 3-year, and
   5-year periods as of March 31, 2001. There were 291, 275, 201, and 134 funds, respectively, in Lipper's Large-Cap Value category. Performance includes reinvestment and capital gains and is no guarantee of future results.

  Source: Lipper, Inc. as of March 31, 2001.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past half year has been a difficult time for the global financial markets, as growth stocks -- led by technology shares -- have fallen precipitously. However, those who held positions in value stocks have benefited from the strong relative performance of the asset class. During the past six months, the Russell 1000 Value Index has returned -2.47%, versus a return of -37.78% for the Russell 1000 Growth Index. Over the one-year period, the returns of the two indices are 0.27% and -42.72%, respectively.

This divergence underscores our long-standing view that diversification is essential for successful investing. Since it is difficult to tell which area of the markets will be in favor during any given period, it usually pays to have a degree of exposure to both growth and value. This will help ensure that your portfolio will survive declines in either asset class.

Value Fund -- Class S Shares produced strong relative performance in this environment. During the six months ended March 31, 2001, the fund's -0.89% return outpaced the -2.47% return of its unmanaged benchmark, the Russell 1000 Value Index. The fund also performed well against its peers, finishing in the top 22% of large-cap value funds over the six-month period, according to Lipper, Inc. The fund has also performed well against its peers in the longer term, as it has finished in the top 13%, 37%, and 18% of funds in the category over the one-, three-, and five-year periods, respectively. In the Portfolio Management Discussion that begins on page 10, Lead Portfolio

--------------------------------------------------------------------------------

Manager Lois Roman talks about her investment approach and how it contributed to these favorable results.

Looking ahead, it seems likely that the unusual market volatility of the past year will continue. Investors appear unsure as to the direction of the economy, interest rates, and corporate earnings, and this uncertainty is being reflected in large daily moves in the major stock indices. While it can be very difficult to maintain a long-term perspective when the market is experiencing such large swings, we encourage investors to remain focused on the long-term growth potential of stocks. It is precisely at the most nerve-wracking moments when staying calm and remaining focused on your long-term goals can be of the greatest value to you as an investor.

Thank you for your continued investment in Scudder Value Fund. If you have any questions regarding the fund or your account, visit us on the Web at myScudder.com. You can also speak with one of our representatives by calling us toll-free at 1-800-SCUDDER.

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Value Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
             THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

             LINE CHART DATA:

                            ValueFund --Class S       Russell 1000 Value Index*

                    12/1992**      10000                        10000
                       1993        10933                        10966
                       1994        10830                        11400
                       1995        12070                        12676
                       1996        15470                        16923
                       1997        19007                        19980
                       1998        27740                        29407
                       1999        27112                        30894
                       2000        29237                        32853
                       2001        30958                        32943



                              Yearly periods ended March 31
--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                                    Total Return

                               Growth of                               Average
Period ended 3/31/2001         $10,000            Cumulative           Annual
-------------------------------------------------------------------------------
Value Fund -- Class S
-------------------------------------------------------------------------------
1 year                         $  10,589                5.89%           5.89%
-------------------------------------------------------------------------------
5 year                         $  20,011              100.11%          14.88%
-------------------------------------------------------------------------------
Life of Class**                $  30,958              209.58%          14.69%
-------------------------------------------------------------------------------
Russell 1000 Value Index*
-------------------------------------------------------------------------------
1 year                         $  10,027                 .27%            .27%
-------------------------------------------------------------------------------
5 year                         $  19,467               94.67%          14.24%
-------------------------------------------------------------------------------
Life of Class**                $  32,943              229.43%          15.54%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                          Yearly periods ended March 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                  1993**  1994   1995   1996   1997  1998   1999   2000   2001
-------------------------------------------------------------------------------
Class Total
Return (%)        9.33   -.94  11.44  28.18  22.86 45.94  -2.26   7.84   5.89
-------------------------------------------------------------------------------
Index Total
Return (%)        9.66   3.95  11.19  33.51  18.06 47.18   5.05   6.34    .27
-------------------------------------------------------------------------------
Net Asset
Value ($)        13.12  12.47  13.64  16.48  18.64 25.03  23.36  24.12  23.76
-------------------------------------------------------------------------------
Income
Dividends ($)--    .11    .12    .04    .07   .24    .19    .16    .10
-------------------------------------------------------------------------------
Capital Gains
Distributions
($)                 --    .43    .13    .92   1.48  1.65    .90    .85   1.76
-------------------------------------------------------------------------------

* The Russell 1000 Value Index consists of securities with less-than-average growth orientation. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on December 31, 1992.

Effective April 16, 1998, the Fund changed its name from Scudder Value Fund to Value Fund and an additional three classes of shares were offered. Existing shares of Value Fund outstanding on that date were redesignated Class S shares of the Fund. The total return information provided is for the Fund's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns for the 5-year and Life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
                                                             Management seeks to
                                                        remain as close to fully
                                                         invested in equities as
                                                                       possible.

    Equity Securities           95%
    Cash Equivalents             5%
------------------------------------
                               100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

(Excludes 5% Cash Equivalents)                              In an effort to take
                                                                advantage of the
                                                               sector's decline,
                                                          management has boosted
                                                         the fund's weighting in
                                                          technology stocks from
                                                                 4% of assets on
                                                             September 30, 2000.

    Financial                   27%
    Health                      11%
    Energy                      11%
    Technology                  11%
    Communications               9%
    Consumer Staples             8%
    Manufacturing                8%
    Consumer Discretionary       4%
    Utilities                    3%
    Other                        8%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(28% of Portfolio)
                                                               Management uses a
  1.     Exxon Mobil Corp.                                  rigorous three-step
         Provider of oil internationally                  investment process to
                                                            find stocks that it
  2.     Bank of America Corp.                              believes offer both
         Provider of commercial banking services          attractive valuations
                                                                 and compelling
  3.     BellSouth Corp.                                          fundamentals.
         Provider of telecommunication services

  4.     Citigroup, Inc.
         Provider of diversified financial services

  5.     SBC Communications, Inc.
         Provider of telecommunication services

  6.     Allstate Corp.
         Provider of property, liability and life insurance

  7.     American Home Products Corp.
         Producer of diversified pharmaceuticals

  8.     Verizon Communications, Inc.
         Provider of telecommunication services

  9.     J.P. Morgan Chase & Co.
         Provider of global financial and retail banking services

 10.     Bristol-Myers Squibb Co.
         Producer of diversified pharmaceuticals and consumer products



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001


In the following interview, Lead Portfolio Manager Lois Roman discusses Scudder Value Fund's strategy and the market environment during the six-month period ended March 31, 2001.

          Q: How did the fund perform during its semiannual reporting period?

          A: The fund declined 0.89% over the six months ended March 31, 2001. Although we never like to see losses, we're gratified by this return given the extreme market volatility that existed throughout the period. To put this in better context, the fund's benchmark -- the Russell 1000 Value Index -- lost 2.47% for the same period, while the broader market -- as measured by the Standard & Poor's 500 Stock Index -- declined 18.74%. The fund and its benchmark invest entirely in large-company value-style stocks, while the S&P represents the broader market and includes both value and growth stocks. The Russell Growth Index, which is comprised of all large-company growth stocks, plummeted 37.78%. As you can see by the divergence in these returns, value stocks held up much better than their growth counterparts.

          Q: How would you characterize the recent divergence in performance between growth and value stocks?

          A: The relationship between growth and value stocks has been interesting to watch not just for the past few months, but also for several years. In 1999, we witnessed the worst performance for value relative to growth since the 1970s. And 1998 wasn't very favorable to value investors, either. Large-growth companies were afforded higher and higher valuations, and they left the rest of the market behind as investors poured into a small group of stocks being driven by momentum investing (see glossary) rather than strong company fundamentals. By the end of 1999 and the first quarter of 2000, a very narrow market existed where only a small group of large-cap and technology stocks were providing strong returns. This environment was frustrating for value investors since the quality of many companies was not being reflected in their stock price performance.

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          In March 2000, investors became skittish about the huge valuation disparity between the broader market and the small group of stocks that had been providing the best performance. Richly valued technology and Internet stocks were sold en masse, causing deep declines in the once seemingly invincible market leaders. The market has since returned to an environment where fundamental analysis is important and valuation matters, meaning that careful analysis of a company's balance sheet and forecasts for revenue and earnings growth can handsomely reward investors. In addition, many of the typical "value style" stocks -- whose valuations had fallen to recession levels -- began to perform well versus technology stocks, which had not yet begun to reflect a slowdown.

          We continue to see more investors returning to those stocks of companies with favorable fundamentals -- albeit slower growth potential -- than the technology and Internet leaders of 1999 and early 2000. Despite the deep losses in technology and other former large-cap market leaders, significant valuation disparities between value and growth stocks remain. This suggests that value stocks may continue to prosper as investors look upon them as good candidates for sustained growth.

          Q: What helped and hurt the fund's performance during the past six months?

          A: We attribute the fund's performance primarily to our adherence to a strict investment process. We're a core large-value fund, and we don't sway from that charter -- even when value underperforms, as was the case in 1999 and early 2000. This true value discipline enabled the fund to take full advantage of the improved performance in value stocks over the last six months.

          Financial stocks, the fund's largest sector concentration, made the largest contribution to performance. During the first part of the period, the fund benefited from a run-up in its insurance holdings. We shifted our investments to banks from insurance during late 2000 to take advantage of the attractive valuations in that industry. Bank stocks offered

--------------------------------------------------------------------------------

          strong performance during the last few months of the period. Utility stocks, which tend to be defensive in nature (see glossary), were also strong contributors. Our positions in electric utility companies Exelon Corporation and FPL, owner of Florida Power and Light, provided exceptionally strong returns.

          On the negative side, consumer staples and technology stocks detracted from the fund's relative performance during the period. In the consumer staples area, our holdings generally posted lackluster returns after strong performance early in 2000. We owned the attractively valued names that fit our investment criteria, but these stocks gave up much of their rise through the period as investors became concerned about declining growth rates in the industry. All of the consumer staples stocks we held were weak, including names in which we still have a great deal of confidence, such as Heinz. We believe that Heinz, because of its enviable brand names and multiple business lines, has the potential to turn itself around. We continue to believe that the stock will appreciate over time.

          The fund's position in technology stocks also detracted from performance. We had little exposure to technology compared to our benchmark early in the period, and we maintained this underweighting because virtually all technology stocks were falling precipitously. The fund's underweight position helped performance relative to our benchmark and the overall market early in the period. In January, however, we began to build our technology position as we saw many good technology companies trading at what we believed to be very attractive valuations. Although the fund has not immediately benefited from its increased technology position, we believe our strategy of beginning to nibble away at quality companies as they fall in price is the right approach. As of the end of March, the fund had about a 10% position in technology. However, we've been very cautious here. We won't buy unless the companies meet all of our criteria -- cheap valuations, good fundamentals, and an improving long-term story with a good management strategy in place.

          Q: Financial stocks represent the largest portion of the fund's assets. Would you comment further on their performance over the six-month period?

          A: Early in the period, our focus was on insurance stocks, which performed quite well. Some of the strongest performance came from insurers Cigna, Hartford, and St. Paul. Although we still like this industry, we began to reduce our insurance position late in 2000 because we believed that their growth rates were beginning to slow. We also believed there might be better opportunities in the banking industry.

          We had stayed away from banks during most of 2000 because we were uncomfortable with the mergers taking place, and believed that the rising interest rate environment was continuing to dampen performance. But by the end of the reporting period, it seemed as if some of the newly merged banks were beginning to reap some efficiencies. Long-term interest rates had also begun to decline, creating a more positive environment for banking stocks. In early January, the Federal Reserve Board began cutting short-term rates, which over the course of the next couple months aided the financials' performance.

          One of the fund's biggest success stories in this sector is Bank of America. This stock is a good example of a large bank that has emerged from most of its previous integration difficulties with a more focused strategy. We believe the company has more room to restructure its balance sheet, which should continue to help performance. Although it is currently struggling with some potential credit issues, we believe that it has great growth potential over the longer term and this cloud of uncertainty will pass.

          Q: How do you select stocks for the fund?

          A: As value investors, we search the marketplace for undervalued stocks and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

--------------------------------------------------------------------------------


          First, we rely heavily on a proprietary quantitative model developed at Zurich Scudder. We define our investment universe as the 1,000 securities in the Russell 1000 Index -- a group of 1,000 large-cap stocks that is not available for direct investment. Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40% of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20% are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

          Next, our internal research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

          Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect a company's performance? How may a stock perform if there is a downturn or an uptick in the economy? Does it complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that might increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

          Q: What is your outlook for value stocks? Do you think their strong relative performance is sustainable?

          A: We have a very positive outlook and believe that value will outperform growth through the rest of 2001. If the economy begins to improve, we would expect to see stocks that traditionally perform well in the early stages of an

--------------------------------------------------------------------------------

          economic recovery build on their gains of the past year, which bodes well for value. We also expect financials to gain strength. Believing that our outlook for value stocks will be realized, we are positioning the fund to benefit accordingly.

Glossary of Investment Terms
--------------------------------------------------------------------------------


            Consumer Companies that make products purchased by consumers on a
             Staples regular basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

           Defensive Stocks and bonds that are more conservative than average, Securities and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

         Fundamental Analysis of companies based on the projected impact of
            Research management, products, sales, and earnings on their balance sheets and income statements. Companies that exhibit strength in these areas are usually said to have "good fundamentals."

            Momentum The practice of investing in the market's top-performing Investing stocks in order to capture additional upward movements in their prices.

         Value Stock A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

           Weighting Refers to the percentage of assets within a portfolio (over/under) relative to the percentage in the portfolio's benchmark index or investment universe. "Weighting" is usually used to describe a fund's relative position in sectors, industries, or countries.




(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located on our Web site, myScudder.com.

Investment Portfolio                            as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Principal
                                                                    Amount ($)    Value ($)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Repurchase Agreements 2.6%
-------------------------------------------------------------------------------------------

State Street Bank and Trust Company, 5.23%, to be
repurchased at $12,015,234 on 4/2/2001**
(Cost $12,010,000) ..............................................   12,010,000   12,010,000

-------------------------------------------------------------------------------------------
Short-Term Investments 2.1%
-------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.13%***, 4/2/2001
(Cost $9,998,575) ...............................................   10,000,000    9,998,575


                                                                          Shares
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Common Stocks 95.3%
-------------------------------------------------------------------------------------------

Consumer Discretionary 3.5%
Apparel & Shoes 1.0%
Jones Apparel Group, Inc.* ......................................      119,300    4,509,540
                                                                                -----------
Department & Chain Stores 2.5%
Lowe's Companies, Inc. ..........................................       72,000    4,208,400
Target Corp. ....................................................      209,200    7,547,936
                                                                                -----------
                                                                                 11,756,336
                                                                                -----------
Consumer Staples 7.6%
Alcohol & Tobacco 0.5%
Anheuser-Busch Companies, Inc. ..................................       47,000    2,158,710
                                                                                -----------
Consumer Electronic & Photographic 1.4%
Eastman Kodak Co. ...............................................      161,400    6,438,246
                                                                                -----------
Food & Beverage 2.7%
H.J. Heinz Co. ..................................................      228,800    9,197,760
Sara Lee Corp. ..................................................      161,700    3,489,486
                                                                                -----------
                                                                                 12,687,246
                                                                                -----------
Package Goods/Cosmetics 3.0%
Gillette Co. ....................................................      271,900    8,475,123
Procter & Gamble Co. ............................................       90,500    5,665,300
                                                                                -----------
                                                                                 14,140,423
                                                                                -----------


    The accompanying notes are an integral part of the financial statements.


                                       17

-------------------------------------------------------------------------------------------


                                                                        Shares    Value ($)
-------------------------------------------------------------------------------------------

Health 11.0%
Biotechnology 1.2%
Biogen, Inc.* ...................................................       92,400    5,850,075
                                                                                -----------
Pharmaceuticals 8.2%
American Home Products Corp. ....................................      199,400   11,714,750
Bristol-Myers Squibb Co. ........................................      164,900    9,795,060
Eli Lilly & Co. .................................................      103,000    7,895,980
Pharmacia Corp. .................................................      179,251    9,028,873
                                                                                -----------
                                                                                 38,434,663
                                                                                -----------
Miscellaneous 1.6%
CIGNA Corp. .....................................................       68,300    7,332,688
                                                                                -----------
Communications 8.2%
Telephone/Communications
BellSouth Corp. .................................................      341,400   13,970,088
SBC Communicatons, Inc. .........................................      289,300   12,911,459
Verizon Communications, Inc. ....................................      230,400   11,358,720
                                                                                -----------
                                                                                 38,240,267
                                                                                -----------
Financial 26.1%
Banks 19.3%
Bank of America Corp. ...........................................      303,552   16,619,472
Bank One Corp. ..................................................       90,600    3,277,908
Citigroup, Inc. .................................................      308,700   13,885,326
First Union Corp. ...............................................      175,400    5,788,200
FleetBoston Financial Corp. .....................................      169,200    6,387,300
J.P. Morgan Chase & Co. .........................................      225,620   10,130,338
KeyCorp .........................................................      185,100    4,775,580
National City Corp. .............................................      180,200    4,820,350
PNC Financial Services Group ....................................       91,000    6,165,250
Wachovia Corp. ..................................................       90,300    5,440,575
Wells Fargo & Co. ...............................................      197,000    9,745,590
Zions Bancorp ...................................................       61,600    3,208,744
                                                                                -----------
                                                                                 90,244,633
                                                                                -----------

Insurance 4.0%
Allstate Corp. ..................................................      280,500   11,764,170
Hartford Financial Services Group, Inc. .........................      116,600    6,879,400
                                                                                -----------
                                                                                 18,643,570
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.


                                       18

-------------------------------------------------------------------------------------------


                                                                       Shares     Value ($)
-------------------------------------------------------------------------------------------
Consumer Finance 1.6%
Mellon Financial Corp. ..........................................      190,200    7,706,904
                                                                                -----------
Other Financial Companies 1.2%
Federal National Mortgage Association ...........................       69,500    5,532,200
                                                                                -----------
Media 2.2%
Advertising 1.1%
Omnicom Group, Inc. .............................................       60,500    5,014,240
                                                                                -----------
Broadcasting & Entertainment 1.1%
Walt Disney Co. .................................................      183,100    5,236,660
                                                                                -----------
Service Industries 1.4%
Investment
Lehman Brothers Holdings, Inc. ..................................       70,500    4,420,350
Merrill Lynch & Co., Inc. .......................................       42,200    2,337,880
                                                                                -----------
                                                                                  6,758,230
                                                                                -----------
Durables 2.5%
Aerospace 1.5%
Lockheed Martin Corp. ...........................................      194,864    6,946,901
                                                                                -----------
Construction/Agricultural Equipment 1.0%
Deere & Co. .....................................................      129,200    4,695,128
                                                                                -----------
Manufacturing 7.4%
Chemicals 1.6%
E.I. du Pont de Nemours & Co. ...................................      189,700    7,720,790
                                                                                -----------
Containers & Paper 1.8%
International Paper Co. .........................................      228,300    8,237,064
                                                                                -----------
Diversified Manufacturing 0.8%
Cooper Industries, Inc. .........................................      107,000    3,579,150
                                                                                -----------
Industrial Specialty 3.2%
PPG Industries, Inc. ............................................      208,300    9,600,547
Sherwin-Williams Co. ............................................      212,600    5,417,048
                                                                                -----------
                                                                                 15,017,595
                                                                                -----------

    The accompanying notes are an integral part of the financial statements.



                                       19

-------------------------------------------------------------------------------------------


                                                                        Shares    Value ($)
-------------------------------------------------------------------------------------------
Technology 10.1%
Diverse Electronic Products 2.1%
Applied Materials, Inc.* ........................................       92,600    4,028,100
Diebold, Inc. ...................................................       85,200    2,339,592
Harris Corp. ....................................................      135,800    3,361,050
                                                                                -----------
                                                                                  9,728,742
                                                                                -----------
EDP Peripherals 0.7%
Symbol Technologies, Inc. .......................................       91,600    3,196,840
                                                                                -----------
Electronic Components/Distributors 1.2%
Avnet, Inc. .....................................................      135,000    2,767,500
Cisco Systems, Inc.* ............................................      187,800    2,969,588
                                                                                -----------
                                                                                  5,737,088
                                                                                -----------
Electronic Data Processing 3.5%
Compaq Computer Corp. ...........................................      228,500    4,158,700
Hewlett-Packard Co. .............................................      152,600    4,771,802
International Business Machines Corp. ...........................       79,600    7,655,928
                                                                                -----------
                                                                                 16,586,430
                                                                                -----------
Military Electronics 0.9%
Computer Sciences Corp.* ........................................      134,100    4,338,135
                                                                                -----------
Semiconductors 1.7%
Advanced Micro Devices, Inc.* ...................................      171,300    4,546,302
Texas Instruments, Inc. .........................................      105,800    3,277,684
                                                                                -----------
                                                                                  7,823,986
                                                                                -----------
Energy 10.7%
Oil Companies 7.5%
Chevron Corp. ...................................................       97,600    8,569,280
Exxon Mobil Corp. ...............................................      223,492   18,102,852
Royal Dutch Petroleum Co. (New York shares) .....................      153,500    8,510,040
                                                                                -----------
                                                                                 35,182,172
                                                                                -----------
Oilfield Services/Equipment 1.9%
BJ Services Co.* ................................................       58,000    4,129,600
Baker Hughes, Inc. ..............................................      122,300    4,440,713
                                                                                -----------
                                                                                  8,570,313
                                                                                -----------
Miscellaneous 1.3%
Mirant Corp.* ...................................................      174,900    6,208,950
                                                                                -----------


    The accompanying notes are an integral part of the financial statements.


                                       20

-------------------------------------------------------------------------------------------


                                                           Shares                 Value ($)
-------------------------------------------------------------------------------------------

Metals & Minerals 0.8%
Steel & Metals
Phelps Dodge Corp. ..............................................       97,600    3,921,568
                                                                                -----------
Transportation 1.0%
Railroads
Burlington Northern Santa Fe Corp. ..............................      155,100    4,711,938
                                                                                -----------
Utilities 2.8%
Electric Utilities
DTE Energy Co. ..................................................      136,000    5,412,800
Exelon Corp. ....................................................       66,137    4,338,587
FPL Group, Inc. .................................................       55,500    3,402,150
                                                                                -----------
                                                                                 13,153,537
                                                                                -----------
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $416,338,031)                                         446,040,958
-------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $438,346,606) (a)                     468,049,533
-------------------------------------------------------------------------------------------

* Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $438,566,330. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $29,483,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,854,501 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,371,298.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $438,346,606) .......................   $ 468,049,533
Cash ..........................................................................             631
Receivable for investments sold ...............................................       2,280,995
Dividends receivable ..........................................................         510,176
Interest receivable ...........................................................           3,489
Receivable for Fund shares sold ...............................................         772,564
                                                                                  -------------
Total assets ..................................................................     471,617,388

Liabilities
-----------------------------------------------------------------------------------------------
Payable for investments purchased .............................................         608,118
Payable for Fund shares redeemed ..............................................         513,714
Accrued management fee ........................................................         276,986
Accrued reorganization costs ..................................................         309,922
Other accrued expenses and payables ...........................................         542,590
                                                                                  -------------
Total liabilities .............................................................       2,251,330
Net assets, at value ..........................................................   $ 469,366,058
Net Assets
-----------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ...........................................       1,809,807
Net unrealized appreciation (depreciation) on investments .....................      29,702,927
Accumulated net realized gain (loss) ..........................................      34,309,088
Paid-in capital ...............................................................     403,544,236
Net assets, at value ..........................................................   $ 469,366,058

Net Asset Value
-----------------------------------------------------------------------------------------------
Class S

Net asset value, offering and redemption price per share ($341,838,279 /
14,388,619 outstanding shares of beneficial interest, $.01 par value, unlimited   -------------
number of shares authorized) ..................................................   $       23.76
                                                                                  -------------
Class A

Net asset value and redemption price per share ($83,267,377 / 3,494,980
outstanding shares of beneficial interest, $.01 par value, unlimited number of    -------------
shares authorized) ............................................................   $       23.82
                                                                                  -------------
                                                                                  -------------
Maximum offering price per share (100 / 94.25 of $23.82) ......................   $       25.27
                                                                                  -------------
Class B

Net asset value and redemption price (subject to contingent deferred sales
charge) per share ($34,105,948 / 1,445,809 outstanding shares of beneficial       -------------
interest, $.01 par value, unlimited number of shares authorized)...............   $       23.59
                                                                                  -------------
Class C

Net asset value and redemption price (subject to contingent deferred sales
charge) per share ($10,154,454 / 431,521 outstanding shares of beneficial         -------------
interest, $.01 par value, unlimited number of shares authorized)...............   $       23.53
                                                                                  -------------



    The accompanying notes are an integral part of the financial statements.



                                       22



------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Statement of Operations for the six months ended March 31, 2001 (Unaudited)
------------------------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------------------------
Income:
Dividends .....................................................................   $   4,313,068
Interest ......................................................................         654,755
                                                                                  --------------
Total Income ..................................................................       4,967,823
                                                                                  --------------
Expenses:
Management fee ................................................................       1,636,612
Services to shareholders ......................................................       1,252,821
Custodian and accounting fees .................................................          72,060
Distribution services fees ....................................................         156,169
Administrative services fees ..................................................         124,100
Auditing ......................................................................           4,924
Legal .........................................................................          10,559
Trustees' fees and expenses ...................................................           6,182
Reports to shareholders .......................................................           1,157
Registration fees .............................................................          50,802
Reorganization ................................................................         360,994
                                                                                  --------------
Total expenses, before expense reductions .....................................       3,676,380
Expenses reductions ...........................................................          (7,164)
                                                                                  --------------
Total expenses, after expense reductions ......................................       3,669,216
Net investment income (loss) ..................................................       1,298,607

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................................      23,084,833
Net unrealized appreciation (depreciation) during the period on
  investments..................................................................     (30,298,653)
Net gain (loss) on investment transactions ....................................      (7,213,820)
Net increase (decrease) in net assets resulting from operations ...............   $  (5,915,213)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                    Six Months Ended     Year Ended
                                                     March 31, 2001    September 30,
Increase (Decrease) in Net Assets                       (Unaudited)       2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $   1,298,607    $   2,011,191
Net realized gain (loss) on investment transactions      23,084,833       52,726,443
Net unrealized appreciation (depreciation) on
investment transactions during the period..........     (30,298,653)      13,596,001
                                                      -------------    -------------

Net increase (decrease) in net assets resulting
from operations ...................................      (5,915,213)      68,333,635
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income -- Class S ..................      (1,344,868)      (2,663,044)
Net investment income -- Class A ..................        (139,506)        (267,406)
Net investment income -- Class B ..................            --               (817)
Net investment income -- Class C ..................            --               (501)
Net realized gain -- Class S ......................     (23,687,446)     (13,800,495)
Net realized gain -- Class A ......................      (4,976,966)      (1,426,862)
Net realized gain -- Class B ......................      (2,173,231)      (1,060,430)
Net realized gain -- Class C ......................        (601,344)        (209,392)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................     134,816,894      116,433,046
Reinvestment of distributions .....................      32,055,684       18,829,221
Cost of shares redeemed ...........................     (78,530,634)    (248,063,960)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
share transactions.................................      88,341,944     (112,801,693)
                                                      -------------    -------------
Increase (decrease) in net assets .................      49,503,370      (63,897,005)
Net assets at beginning of period .................     419,862,688      483,759,693
Net assets at end of period (including
undistributed net investment income of $1,809,807
and $1,995,574, respectively) .....................   $ 469,366,058    $ 419,862,688



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

------------------------------------------------------------------------------------
Years Ended September 30,       2001(b)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of   $25.78   $22.88   $21.20   $23.53   $17.52   $15.87
period
------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)       .07(a)   .13(a)   .15(a)   .28(a)   .34(a)   .21
------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investment
transactions                      (.23)    3.78     2.62     (.72)    7.22     2.40
------------------------------------------------------------------------------------
Total from investment operations  (.16)    3.91     2.77     (.44)    7.56     2.61
------------------------------------------------------------------------------------
Less distributions from:

Net investment income             (.10)    (.16)    (.19)    (.24)    (.07)    (.04)
------------------------------------------------------------------------------------
Net realized gains on
investment transactions          (1.76)    (.85)    (.90)   (1.65)   (1.48)    (.92)
------------------------------------------------------------------------------------
Total distributions              (1.86)   (1.01)   (1.09)   (1.89)   (1.55)    (.96)
------------------------------------------------------------------------------------
Net asset value, end of period  $23.76   $25.78   $22.88   $21.20   $23.53   $17.52
------------------------------------------------------------------------------------
Total Return (%)                  (.89)** 17.63    13.02    (2.08)   45.80(c) 17.18(c)
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                       342      331      407      468      298       89
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            1.50(e)* 1.48(d)  1.39     1.23     1.28     1.31
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                    1.50(e)* 1.47(d)  1.39     1.23     1.24     1.25
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                         .63*     .56      .61     1.19     1.67     1.34
------------------------------------------------------------------------------------
Portfolio turnover rate (%)         88*      51       91       47       47       91
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended March 31, 2001 (Unaudited).

(c) Total return would have been lower had certain expenses not been reduced.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.47% and 1.46%, respectively (see Notes to Financial Statements).

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.41% and 1.41%, respectively (see Notes to Financial Statements).

*   Annualized

**  Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Value Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. The four classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. After April 16, 1998, Class S shares are generally not available to new investors. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated

--------------------------------------------------------------------------------

mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $246,503,650 and $197,506,833, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the first $500,000,000 of the Fund's average daily net assets and 0.65% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the six months ended March 31, 2001, the fee pursuant to the Agreement amounted to $1,636,612, of which $276,986 is unpaid at March 31, 2001.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Scudder Distributors, Inc., formerly Kemper Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates

--------------------------------------------------------------------------------

for sales of Class B and C shares. For the six months ended March 31, 2001, the Distribution Fees were as follows:


               Distribution Fees                  Total           Unpaid at
                                               Aggregated      March 31, 2001
------------------------------------------   ---------------   ---------------
Class B................................      $      122,283    $       13,805
Class C................................              33,886            18,678
                                             $      156,169    $       32,483

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 aggregated $16,738.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2001, the CDSC for Classes B and C aggregated $28,491 and $97, respectively.

Administrative Service Fees. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2001, the Administrative Service Fees were as follows:


          Administrative Service Fees             Total           Unpaid at
                                               Aggregated      March 31, 2001
-------------------------------------------  ---------------   ---------------
Class A................................      $       72,044    $       20,452
Class B................................              40,761             5,338
Class C................................              11,295             1,071
                                             $      124,100    $       26,861

Shareholder Services Fees. Scudder Investments Service Company, formerly Kemper Service Company, ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and

--------------------------------------------------------------------------------


C shares. For the six months ended March 31, 2001, the amount charged to Classes A, B and C by SISC aggregated $60,894, $12,477 and $20,646, respectively, of which $18,499, $5,399 and 6,499, respectively, is unpaid at March 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the six months ended March 31, 2001, the amount charged to Class S shares by SSC for shareholder services aggregated $306,653, of which $51,043 is unpaid at March 31, 2001.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. For the six months ended March 31, 2001, the amount charged to Class S shares by STC aggregated $176,108, of which $94,726 is unpaid at March 31, 2001.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2001, the amount charged to the Fund by SFAC aggregated $69,211, of which $11,117 is unpaid at March 31, 2001.

Trustees' Fees. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, the Trustees' fees and expenses aggregated $6,182.

--------------------------------------------------------------------------------

D. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                         Six Months Ended                      Year Ended
                          March 31, 2001                   September 30, 2000

                 --------------------------------------------------------------------
                     Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class S............   3,065,244   $   78,283,029        2,600,720   $   61,546,888
Class A............   1,745,119       44,534,221        1,600,121       38,085,807
Class B............     290,923        7,268,834          482,385       11,364,506
Class C............     188,439        4,730,810          231,828        5,435,845
                                  $  134,816,894                    $  116,433,046

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class S............     987,389   $   24,516,866          702,015   $   16,027,031
Class A............     199,542        4,966,598           71,116        1,625,719
Class B............      81,487        2,010,300           43,356          988,505
Class C............      22,787          561,920            8,230          187,966
                                  $   32,055,684                    $   18,829,221

Shares redeemed
-------------------------------------------------------------------------------------
Class S............  (2,510,186)   $ (63,114,752)      (8,248,865)   $(193,178,099)
Class A............    (418,413)     (10,573,547)      (1,547,831)     (36,365,690)
Class B............    (122,343)      (3,054,233)        (616,825)     (14,373,603)
Class C............     (72,217)      (1,788,102)        (176,775)      (4,146,568)
                                  $ (78,530,634)                    $(248,063,960)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class S............   1,542,447   $   39,685,143       (4,946,130)   $(115,604,180)
Class A............   1,526,248       38,927,272          123,406        3,345,836
Class B............     250,067        6,224,901          (91,084)      (2,020,592)
Class C............     139,009        3,504,628           63,283        1,477,243
                                  $   88,341,944                     $(112,801,693)


E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended

--------------------------------------------------------------------------------

March 31, 2001, the Fund's custodian and transfer agent fees were reduced by $1,051 and $6,113, respectively, under these arrangements.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

On November 13, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Large Company Value Fund, pursuant to which Scudder Large Company Value Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Large Company Value Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Scudder Large Company Value Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Large Company

--------------------------------------------------------------------------------

Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Costs incurred in connection with these restructuring initiatives are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*
   o  President and Trustee

Henry P. Becton, Jr.
   o  Trustee; President, WGBH Educational Foundation

Dawn-Marie Driscoll
   o Trustee; President, Driscoll Associates; Executive Fellow, Center for Business Ethics, Bentley College

Edgar R. Fiedler
   o  Trustee; Senior Fellow and Economic Counsellor, The Conference Board, Inc.

Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

Joan E. Spero
   o  Trustee; President, The Doris Duke Charitable Foundation

Jean Gleason Stromberg
   o  Trustee; Consultant

Jean C. Tempel
   o  Trustee; Managing Director, First Light Capital, LLC

Steven Zaleznick
   o  Trustee; President and Chief Executive Officer, AARP Services, Inc.

Thomas V. Bruns*
   o  Vice President

William F. Glavin*
   o  Vice President

James E. Masur*
   o  Vice President

Lois R. Roman*
   o  Vice President

Howard S. Schneider*
   o  Vice President

Robert D. Tymoczko*
   o  Vice President

John Millette*
   o  Vice President and Secretary

Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

John R. Hebble*
  o  Treasurer

Brenda Lyons*
   o  Assistant Treasurer

Caroline Pearson*
   o  Assistant Secretary

*Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free Scudder Large Company Growth Fund Scudder Medium Term Tax Free Fund
  Scudder Select 1000 Growth Fund Scudder Managed Municipal Bonds Scudder
  Development Fund Scudder High Yield Tax Free Fund Scudder Small Company Stock
  Fund Scudder California Tax Free Fund Scudder 21st Century Growth Fund Scudder
  Massachusetts Tax Free Fund Scudder New York Tax Free Fund Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       35


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                         Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                             AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.





Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2001

Seeks long-term growth of capital by investing primarily in large capitalization stocks in undervalued sectors of the market. Kemper Value Fund is properly known as Value Fund.

KEMPER VALUE FUND

     "We attribute the fund's performance primarily to our adherence to a strict investment process ... This true value discipline enabled the fund to take full advantage of the improved performance in value stocks over the last six months."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

10
INDUSTRY SECTORS
11
LARGEST HOLDINGS

12
PORTFOLIO OF INVESTMENTS

15
FINANCIAL STATEMENTS

18
FINANCIAL HIGHLIGHTS

21
NOTES TO
FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER VALUE FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER VALUE FUND CLASS     KEMPER VALUE FUND CLASS     LIPPER MULTI-CAP VALUE
KEMPER VALUE FUND CLASS A                                   B                           C                FUNDS CATEGORY AVERAGE*
-------------------------                        -----------------------     -----------------------     -----------------------
-0.73                                                     -1.12                       -1.29                       -5.51

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. KEMPER VALUE FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED ON APRIL 16, 1998.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/01   9/30/00
 .........................................................
    KEMPER VALUE FUND CLASS A       $23.82    $25.75
 .........................................................
    KEMPER VALUE FUND CLASS B       $23.59    $25.57
 .........................................................
    KEMPER VALUE FUND CLASS C       $23.53    $25.54
 .........................................................

 KEMPER VALUE FUND RANKINGS
 AS OF 3/31/01*
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #36 of 275 funds      #46 of 275 funds      #48 of 275 funds
 ..........................................................................................

*LIPPER INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RANKING INFORMATION IS FOR CLASS S SHARES. CLASS S SHARES (UNLIKE CLASS A, B AND C SHARES) DO NOT HAVE ANY SALES CHARGES, 12B-1 FEES OR OTHER CLASS-SPECIFIC EXPENSES SUCH AS ADMINISTRATIVE AND TRANSFER AGENT EXPENSES.

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2000, KEMPER VALUE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                   INCOME     LONG-TERM      SHORT-TERM
                  DIVIDEND   CAPITAL GAIN   CAPITAL GAIN
 ............................................................
    KEMPER VALUE
    FUND CLASS A   $0.05        $1.38          $0.38
 ............................................................
    KEMPER VALUE
    FUND CLASS B     n/a        $1.38          $0.38
 ............................................................
    KEMPER VALUE
    FUND CLASS C     n/a        $1.38          $0.38
 ............................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER-TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

CYCLICAL STOCKS The stock of a company whose earnings are closely tied to the business cycle. Cyclical industries include steel, cement, paper, machinery and autos.

DEFENSIVE STOCKS A stock or bond of a company or issuer that is more conservative than average and that tends to perform better than the overall market when that market is weak. Often, noncyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

PRICE-TO-EARNINGS (P/E) RATIO The price of a stock divided by its earnings per share. The P/E ratio is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

VALUE STOCK A stock whose price does not fully reflect the company's intrinsic value, as indicated by price-to-earnings ratio, price-to-book value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

WEIGHTING (OVER/UNDER) The allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

Just one year ago, the U.S. economy seemed to be on solid footing. Now, cracks have appeared virtually everywhere. Production and retail sales growth have plunged, profits have nose-dived, layoff announcements have soared and wealth has evaporated as a bear strides down Wall Street.

  U.S. economic growth ground almost to a halt during the winter, and there is little momentum heading into the spring. We have lowered our growth forecasts to just under 2 percent this year and a bit above 2 percent for 2002. That doesn't leave much of a cushion for anything to go wrong, and the chance of an outright recession is high -- about one in three.

  Naturally, the hunt is on for villains and scapegoats. The last decade's hero, Federal Reserve Board Chairman Alan Greenspan, risks becoming this year's flogging boy. Many believe he triggered the current economic slowdown and equity market drop by raising interest rates inappropriately. But our view is different: Greenspan should have tried harder to curb credit excesses and speculative imbalances early on, but he hardly created the euphoria single-handedly, and he is not solely responsible for the current malaise.

  For one idea of what did cause the current malaise, we only need look at the speed with which production and retail sales growth have headed south. Although it isn't unprecedented, big falloffs in sales and production do tend to set in motion a dangerous chain of events, one that very much increases the risks of recession.

  First, profits suffer. Not even the most trigger-happy, cost-cutting executive can save his bottom line in the short run when revenues dry up unexpectedly. And earnings disappointments for this cycle are flooding in. Fourth quarter 2000 Standard & Poor's (S&P) operating earnings were down 2 percent compared to a year ago, their first dip since 1998. More importantly, when CEOs confessed to missing their fourth quarter targets, they warned investors that the earnings outlook was bleak indeed. And the carnage is not confined to any particular sector. We agree that there is trouble ahead. We look for a 6.5 percent decline in S&P operating earnings this year, with profits not likely to touch bottom until early 2002.

  Profit shortfalls obviously force executives to curb capital spending, the second link in the chain. First, they have less money to bandy about. Second, why expand when you already have idle facilities? Factory operating rates have fallen to 78 percent, the lowest since the last recession. Services, such as advertising, have excesses, too. So we do think it's reasonable to expect declines in traditional capital goods, such as machine tools, trucks and office furniture. We've cut our capital spending estimate to around 3 percent for this year and next.

  Why have we forecast any capital spending growth at all? First, America has neglected its energy infrastructure, and now it is paying the price. Orders for energy generating capacity have catapulted, and natural gas exploration will mean soaring demand for pipelines, processing facilities and other equipment. Second, technology prices are falling again with a vengeance. That stimulates demand, especially since these products help save on labor, which is getting more expensive. Companies will probably try to hold the line on the dollars they spend for high-tech products for the next year or so, but we think the number of computers and storage devices they purchase will still go up.

  Still, despite our relative optimism that America is likely to avoid a capital spending bust, we doubt the country will soon return to the glory days of double-digit growth in either profits or investment. The equity market has taken this more sober outlook on board, and Wall Street is suffering its first bear market in over a decade.

  Bear markets are normally nothing to be afraid of, but the stock market has never been this big relative to the economy. At its peak last winter, equity market capitalization was 86 percent larger than gross domestic product (GDP), compared to 45 percent smaller in 1987. Wall Street matters more to the average family, too. Last winter, stocks comprised 27 percent of households' net worth, compared just 10 percent in 1987. The stocks Americans

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                            NOW(4/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                            ------------           ------------            ----------            -----------
10-year Treasury rate1                          5.10                   5.70                   6.00                   5.20
Prime rate2                                     7.75                   9.50                   9.00                   7.75
Inflation rate3*                                3.00                   3.50                   3.80                   1.70
The U.S. dollar4                                9.20                  11.30                   1.10                  -0.50
Capital goods orders5*                          1.70                  22.20                  13.30                   5.40
Industrial production 5*                        0.90                   6.10                   5.80                   3.70
Employment growth6                              0.50                   1.80                   2.50                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 3/31/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.



own are even worth more than the equity they have in their homes. That's why, despite a sharp rise in house prices last year, falling stock prices dealt the biggest blow to the household wealth in over 25 years.

  Can U.S. consumers shrug off the big losses? We don't think so. There are only so many Scrooges who pile up money just to count it. People have been saving little because they assumed their stock market gains would take care of their retirement. Many are already having second thoughts; hence the frugality during the Christmas shopping season and the falloff in consumer confidence. History tells us to expect much slower consumer spending when net worth is under pressure.

  So far, though, consumers haven't panicked. Vehicle sales ran at a fantastic rate of more than 17,000,000 annually during the opening months of the year (although we expect sales to slump once car makers cut back on incentives). Recreation spending is up sharply, especially at casinos and amusement parks. Folks are not eager to buy another personal computer, but they're still having a love affair with the Internet: Annualized spending on Internet service providers was $22 billion in the first two months of this year (the latest data available from the Bureau of Economic Analysis compared to less than $10 billion in the first two months of 2000.

  Despite these bright spots, we think businesses vying for a share of consumer wallets will find it tough going during the next couple of years. As long as we get a substantial tax cut -- and soon! -- shoppers will probably stay in the game. But we doubt overall consumption will rise much more than two percent for the next couple of years, as the damage the bear market has done sinks in.

  As the clouds gather over both capital spending and consumption, a little help from our friends would be most welcome. We're not likely to get much. Japan's economy is struggling. Smaller Asian nations are hurting from the rout in the electronics industry, among other things. Political problems have resurfaced in the largest economies in South America. And Europe is slowing down. This is not the stuff of vibrant export growth, and the surprisingly strong dollar has provided an additional headwind. Export volume actually declined in the final quarter of 2000, and we've trimmed this year's export growth estimate to 3 percent to 4 percent from the 7 percent to 8 percent we thought likely three months ago. With imports still pouring in, trade will likely be a drag on U.S. growth in 2001 and 2002, just as it has been every year since 1996.

  As virtually every part of the economy decelerates, it puts enormous strain on the credit markets, the final link

ECONOMIC OVERVIEW

in our chain and the one that holds everything together. The most recent boom encouraged virtually everyone to borrow. People expected profits and incomes to grow so fast that making future payments would be no problem.

  Now, falling profits and surging layoffs will test that optimism. There's little margin for error. Debt service now eats up 14.3 percent of families' after-tax income, an all time high. And non-financial companies have pushed their debt up to 64 percent of GDP, only a smidgen lower than during the junk bond heyday. Defaults are high.

  But consumers and non-financial businesses look downright conservative next to financial companies. In just the past six years, they've doubled their leverage -- from under $4 trillion to over $8 trillion, or nearly 85 percent of GDP. Most of this debt is backed by other debt, such as mortgage pools, asset-backed securities and other structured products. But that doesn't mean it's risk free. The math underlying the securities is complex, counter-parties to the transactions are legion and markets must be almost perfectly liquid to assure constant refunding. The whizzes who concocted this financial legerdemain had better hope they got their models right. So should the rest of us. Of all the risks that come from a slowing economy, a breakdown in the credit markets would have the greatest fallout of all.

  Economic slowdowns and bear markets are no fun whatsoever. They test a country's policymakers, businesspeople and citizens. So far, the evidence strongly suggests that all are keeping their heads and acting appropriately. If that continues to be the case -- as we expect it will -- the worst should be behind us sometime in the second half of the year. Until then, be careful out there.

Zurich Scudder Investments, Inc.

Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF APRIL 25, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.SCUDDER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[ROMAN PHOTO]

LOIS R. ROMAN, LEAD PORTFOLIO MANAGER, JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994 AND HAS MORE THAN 12 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. SHE IS A MANAGING DIRECTOR OF THE FIRM. JONATHAN LEE, WHO JOINED THE ORGANIZATION IN 1999 AND HAS MORE THAN A DECADE OF INVESTMENT MANAGEMENT EXPERIENCE, ASSISTS HER. ZURICH SCUDDER'S INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD SUPPORT THE TEAM.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


VALUE STOCKS CONTINUED TO GAIN GROUND AGAINST GROWTH STOCKS OVER KEMPER VALUE FUND'S SEMIANNUAL REPORTING PERIOD -- OCTOBER 1, 2000, THROUGH MARCH 31, 2001. BELOW, LEAD PORTFOLIO MANAGER LOIS ROMAN EXPLAINS THE REASONS BEHIND THE VALUE RALLY AND WHY SHE BELIEVES KEMPER VALUE FUND OUTPERFORMED ITS BENCHMARK AND THE BROADER MARKET.

Q HOW DID KEMPER VALUE FUND PERFORM DURING ITS SEMIANNUAL REPORTING PERIOD?

A The fund declined 0.73 percent (Class A shares unadjusted for sales charges) over the six months ended March 31, 2001. Although we never like to see losses, we're gratified by this return given the extreme market volatility that existed throughout the period. To put this in better context, the fund's benchmark -- the Russell 1000 Value Index -- lost 2.47 percent for the same period, while the broader market as measured by the Standard & Poor's 500 stock index declined
18.74 percent. The fund and its benchmark invest entirely in large-company value-style stocks, while the S&P represents the broader market and includes both value and growth stocks. The Russell Growth Index, which comprises only large-company growth stocks plummeted 37.78 percent. As you can see by the divergence in these returns, value stocks held up much better than their growth counterparts.

Q WILL YOU ELABORATE ON THE DIVERGENCE IN PERFORMANCE BETWEEN GROWTH AND VALUE STOCKS?

A Simply put, value and growth stocks tend to be countercyclical. When one style performs well, the other tends to struggle. Over the past couple years, the gap between the performance of the two styles has been extreme.

  In 1999, we witnessed the worst performance for value relative to growth since the 1970s, and 1998 wasn't very favorable to value investors, either. As large growth companies were afforded higher and higher valuations, they left the rest of the market behind. The market turned a blind eye to traditional fundamentals. Instead, investors poured into a small group of stocks being driven by momentum investing rather than strong company fundamentals. By the end of 1999 and the first quarter of 2000, we had a very narrow market in which only a small group of large-cap and technology stocks were providing strong returns. This environment was frustrating for value investors, since the quality of many companies was not being reflected in their stock price performance.

  In March 2000, investors became skittish about the huge disparity in valuations between the market leaders and the broader market. They began selling their highly valued technology and Internet stocks en masse, causing deep declines in the once seemingly invincible market leaders. The market has since returned to an environment in which fundamental analysis is important and valuation matters. Particularly with the backdrop of a slowing economy, careful analysis of a company's balance sheet and forecasts for revenue and earnings growth can handsomely reward investors. In addition, many of the typical "value-style" stocks, or stocks of companies that provide the

PERFORMANCE UPDATE

nuts and bolts of the economy, reflected a 1990s-style recession last year by selling at historically cheap valuations. These stocks have been performing well versus technology names that did not reflect a slowdown.

  We continue to see more investors return to stocks of companies with favorable fundamentals, albeit slower growth potential than the technology and Internet leaders of 1999 and early 2000. Despite the deep losses in technology and other former large growth leaders, significant valuation disparities between value and growth stocks remain. This suggests that value stocks may continue to gain momentum as investors look upon them as good candidates for sustained growth.

Q WHAT HELPED AND HURT KEMPER VALUE FUND'S PERFORMANCE DURING THE PAST SIX
MONTHS?

A We attribute the fund's performance primarily to our adherence to a strict investment process. We're a core large value fund, and we don't sway from that charter -- even when value underperforms, as was the case in 1999 and early 2000. This true value discipline enabled the fund to take full advantage of the improved performance in value stocks over the last six months.

  SEVERAL FACTORS DROVE THE FUND'S RELATIVE OUTPERFORMANCE COMPARED WITH THE RUSSELL 1000 VALUE INDEX.

  - Financial stocks, the fund's largest sector concentration, contributed most to performance. During the first part of the period, the fund benefited from a run up in its insurance holdings. Late in 2000, we shifted our investments to banks from insurance in order to take advantage of the discounted valuations in that industry. Bank stocks offered good performance during the last few months of the period.

  - Utility stocks were also positive contributors. These defensive stocks tend to perform well in times of volatility. Our positions in electric utility companies Exelon Corporation and FPL, owner of Florida Power and Light, provided exceptional returns. Consumer staples and technology stocks detracted from the fund's relative performance during the period.

  - After solid performances early in 2000, our consumer staples stocks posted lackluster returns during the six-month period. We owned the cheap names that fit our investment criteria, but these stocks, which had rallied earlier in 2000, gave up much of their rise through the period. The stocks did not act defensively as we had expected, given the changing growth rates in the industry. All of the stocks we held were weak, including names in which we still maintain a lot of confidence, such as Heinz. We believe that Heinz, because of its enviable brand names and multiple business lines, has the potential to turn itself around with some corporate restructuring. We have confidence that this is a stock that will appreciate over time.

  - Technology stocks also dragged down performance. Early in the period, we had little exposure to technology compared with our benchmark. We maintained this underweight because nearly all technology stocks were falling precipitously. Our underweight helped performance relative to our benchmark and the overall market early in the period. In January, however, we began to build our technology position as we saw many good technology companies trading at attractive valuations. Although we have not immediately benefited from this increased technology position, we believe our strategy of beginning to nibble away at quality companies as they fall in price is the right approach. As of the end of March, the fund had about a 10 percent position in technology. However, we've been cautious here. We won't buy unless the companies meet all of our criteria -- cheap valuations, good fundamentals and an improving long-term story with a good management strategy in place. We've added small positions in many technology and technology-related names, and we're adding to them slowly as they fall to keep our average price down.

Q WILL YOU PROVIDE MORE EXPLANATION ABOUT THE POSITIVE PERFORMANCE OF KEMPER VALUE FUND'S FINANCIAL STOCKS?

A As mentioned previously, early in the period, our focus was on insurance stocks, which performed quite well. Some of the brightest performance came from insurers Cigna, Hartford and St. Paul. Although we still like this industry, we began to reduce our insurance position late in 2000 because we believed that their growth rates were beginning to slow. We also believed there might be better opportunities in the banking industry.

  We had stayed away from banks during most of 2000 because we were uncomfortable with the consolidations taking place and believed that the rising-interest-rate environment early in 2000 was continuing to dampen performance. By

PERFORMANCE UPDATE

the end of the reporting period, it seemed as if some of the newly consolidated banks were beginning to reap some efficiencies. Long-term interest rates had also begun to decline, creating a more positive environment for banking stocks. In early January, the Federal Reserve Board began cutting short-term rates, which over the course of the next couple months aided their performance.

  One of the fund's biggest success stories in this sector is Bank of America. This stock is a good example of a large bank that has emerged from most of its previous integration difficulties with a more focused strategy. We believe the company has more room to restructure its balance sheet, which should continue to help performance. Although it is currently struggling with some potential credit issues, we believe that it has great growth potential over the longer term and that this cloud of uncertainty will pass.

Q HOW DO YOU SELECT STOCKS FOR KEMPER VALUE FUND?

A As value investors, we search the marketplace for undervalued stocks, and we won't pay a premium for any stock in the pursuit of short-term gains. Our investment process can be broken down into three steps:

  First, we rely heavily on a proprietary quantitative model developed at Zurich Scudder Investments. We define our investment universe as the 1,000 securities in the Russell 1000 Index -- a group of 1,000 large-cap stocks that is not available for direct investment. Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

  Next, our research analysts provide us with qualitative assessments of the 400+ stocks that generally pass the screen. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may become more affordable over time.

  Last, we try to assess the risk factors associated with the companies we consider to be candidates for purchase. Questions we may ask at this stage include: Will the direction of interest rates affect the company's performance? How may the stock perform if there is a downturn or an uptick in the economy? Does the stock complement the other holdings in the portfolio? Would its addition tilt the portfolio in an area that might increase overall portfolio risk? Our consideration of these factors helps reduce the overall risk profile of the fund.

Q WHAT IS YOUR OUTLOOK FOR VALUE STOCKS? DO YOU THINK THEIR STRONG RELATIVE PERFORMANCE IS SUSTAINABLE?

A We have a positive outlook and expect that value will outperform growth through the rest of 2001. There will likely be a bounce in technology and some of the larger growth issues this year, but we believe it will be short-lived. As the economy begins to improve, we expect to see the early-cycle stocks move even more than they have, which bodes well for value. We also expect financials to gain strength. If both of those events occur, it would support a sustained value rally. We're positioning the fund to take full advantage of just that.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data show the percentage of common stocks in the portfolio that each sector of Kemper Value Fund represented on March 31, 2001, and on September 30, 2000. [BAR GRAPH]

                                                                  KEMPER VALUE FUND AS OF            KEMPER VALUE FUND AS OF
                                                                          3/31/01                            9/30/00
                                                                  -----------------------            -----------------------
Finance                                                                       28                               27.8
Consumer nondurables                                                        13.6                               10.1
Health                                                                      11.1                                9.2
Energy                                                                        11                               15.7
Technology                                                                  10.2                                4.5
Communication services                                                       8.2                                 11
Basic materials                                                              7.3                                  0
Capital goods                                                                5.4                               13.6
Utilities                                                                    4.2                                6.8
Transportation                                                                 1                                1.3

A COMPARISON WITH THE RUSSELL 1000 VALUE INDEX*
Data show the percentage of common stocks in the portfolio that each sector of Kemper Value Fund represented on March 31, 2001, compared with the industry sectors that make up the fund's benchmark, the Russell 1000 Value Index.
[BAR GRAPH]

                                                                                                   RUSSELL 1000 VALUE INDEX ON
                                                                KEMPER VALUE FUND ON 3/31/01                 3/31/01
                                                                ----------------------------       ---------------------------
Finance                                                                       28                               29.8
Consumer nondurables                                                        13.6                               20.8
Health                                                                      11.1                                8.5
Energy                                                                        11                                8.9
Technology                                                                  10.2                                4.6
Communication services                                                       8.2                                8.7
Basic materials                                                              7.3                                  4
Capital goods                                                                5.4                                6.9
Utilities                                                                    4.2                                6.3
Transportation                                                                 1                                1.5

LARGEST HOLDINGS

KEMPER VALUE FUND'S 10 LARGEST HOLDINGS*
Representing 27.8 percent of the fund's portfolio on March 31, 2001

            HOLDINGS                                                           PERCENT
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1.          EXXON MOBIL                   Engaged in the exploration,            3.9%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
2.          BANK OF AMERICA               A well-diversified financial           3.5%
                                          services company. It operates in
                                          four business segments: consumer
                                          banking; commercial banking;
                                          global corporate and investment
                                          banking; and principal investing
                                          and asset management.
--------------------------------------------------------------------------------------
3.          BELLSOUTH                     Provides voice and data services       3.0%
                                          and an array of broadband data and
                                          e-commerce solutions to business
                                          customers, including Web hosting
                                          and other Internet services.
--------------------------------------------------------------------------------------
4.          CITIGROUP                     A diversified holding company          3.0%
                                          whose businesses provide a range
                                          of financial services, including
                                          banking, insurance and investment
                                          services, to consumer and
                                          corporate customers around the
                                          world.
--------------------------------------------------------------------------------------
5.          SBC COMMUNICATIONS            Provides telecommunication             2.7%
                                          services in the United States and
                                          worldwide. The company operates in
                                          four segments: wire line,
                                          wireless, information and
                                          entertainment.
--------------------------------------------------------------------------------------
6.          ALLSTATE                      A diversified financial services       2.5%
                                          firm that provides personal
                                          property and casualty insurance,
                                          life insurance, savings products,
                                          group pension products, and health
                                          and disability products, among
                                          others.
--------------------------------------------------------------------------------------
7.          AMERICAN HOME PRODUCTS        Manufactures and markets health        2.5%
                                          care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical
                                          supplies.
--------------------------------------------------------------------------------------
8.          VERIZON COMMUNICATIONS        Formerly known as Bell Atlantic        2.4%
                                          Corporation, Verizon provides wire
                                          line and wireless communication
                                          services.
--------------------------------------------------------------------------------------
9.          JP MORGAN CHASE               A diversified financial services       2.2%
                                          firm providing global banking,
                                          national consumer services and
                                          global information services.
--------------------------------------------------------------------------------------
10.         BRISTOL-MYERS SQUIBB          An international pharmaceutical        2.1%
                                          and medical
                                          supply company.
--------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE FUND
Investment Portfolio as of March 31, 2001 (Unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--2.6%                                                            AMOUNT ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                                          State Street Bank and Trust Company, 5.23%, to
                                            be repurchased at $12,015,234 on 4/2/2001**
                                            (Cost $12,010,000)                              12,010,000    12,010,000
                                          ------------------------------------------------------------------------------

    SHORT TERM INVESTMENTS--2.1%
------------------------------------------------------------------------------------------------------------------------
                                          Federal Home Loan Bank, 5.13%***, 4/2/2001
                                            (Cost $9,998,575)                               10,000,000     9,998,575
                                          ------------------------------------------------------------------------------

    COMMON STOCK--95.3%                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--3.5%
      APPAREL & SHOES--1.0%
                                          Jones Apparel Group, Inc.*                           119,300     4,509,540
                                          ------------------------------------------------------------------------------

      DEPARTMENT & CHAIN STORES--2.5%
                                          Lowe's Companies, Inc.                                72,000     4,208,400
                                          Target Corp.                                         209,200     7,547,936
                                          ------------------------------------------------------------------------------
                                                                                                          11,756,336
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.6%
      ALCOHOL & TOBACCO--0.5%
                                          Anheuser-Busch Companies, Inc.                        47,000     2,158,710
                                          ------------------------------------------------------------------------------

      CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--1.4%
                                          Eastman Kodak Co.                                    161,400     6,438,246
                                          ------------------------------------------------------------------------------

      FOOD & BEVERAGE--2.7%
                                          H.J. Heinz Co.                                       228,800     9,197,760
                                          Sara Lee Corp.                                       161,700     3,489,486
                                          ------------------------------------------------------------------------------
                                                                                                          12,687,246

      PACKAGE GOODS/ COSMETICS--3.0%
                                          Gillette Co.                                         271,900     8,475,123
                                          Procter & Gamble Co.                                  90,500     5,665,300
                                          ------------------------------------------------------------------------------
                                                                                                          14,140,423
------------------------------------------------------------------------------------------------------------------------

    HEALTH--11.0%
      BIOTECHNOLOGY--1.2%
                                          Biogen, Inc.*                                         92,400     5,850,075
                                          ------------------------------------------------------------------------------

      PHARMACEUTICALS--8.2%
                                          American Home Products Corp.                         199,400    11,714,750
                                          Bristol-Myers Squibb Co.                             164,900     9,795,060
                                          Eli Lilly & Co.                                      103,000     7,895,980
                                          Pharmacia Corp.                                      179,251     9,028,873
                                          ------------------------------------------------------------------------------
                                                                                                          38,434,663

      MISCELLANEOUS--1.6%
                                          CIGNA Corp.                                           68,300     7,332,688
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--8.2%
      TELEPHONE/COMMUNICATIONS
                                          BellSouth Corp.                                      341,400    13,970,088
                                          SBC Communications, Inc.                             289,300    12,911,459
                                          Verizon Communications, Inc.                         230,400    11,358,720
                                          ------------------------------------------------------------------------------
                                                                                                          38,240,267

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--26.1%
      BANKS--19.3%
                                          Bank of America Corp.                                303,552    16,619,472
                                          Bank One Corp.                                        90,600     3,277,908
                                          Citigroup, Inc.                                      308,700    13,885,326
                                          First Union Corp.                                    175,400     5,788,200
                                          FleetBoston Financial Corp.                          169,200     6,387,300
                                          J.P. Morgan Chase & Co.                              225,620    10,130,338
                                          KeyCorp.                                             185,100     4,775,580
                                          National City Corp.                                  180,200     4,820,350
                                          PNC Financial Services Group                          91,000     6,165,250
                                          Wachovia Corp.                                        90,300     5,440,575
                                          Wells Fargo & Co.                                    197,000     9,745,590
                                          Zions Bancorp.                                        61,600     3,208,744
                                          ------------------------------------------------------------------------------
                                                                                                          90,244,633

      INSURANCE--4.0%
                                          Allstate Corp.                                       280,500    11,764,170
                                          Hartford Financial Services Group, Inc.              116,600     6,879,400
                                          ------------------------------------------------------------------------------
                                                                                                          18,643,570

      CONSUMER FINANCE--1.6%
                                          Mellon Financial Corp.                               190,200     7,706,904
                                          ------------------------------------------------------------------------------

      OTHER FINANCIAL COMPANIES--1.2%
                                          Federal National Mortgage Association                 69,500     5,532,200
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.2%
      ADVERTISING--1.1%
                                          Omnicom Group, Inc.                                   60,500     5,014,240
                                          ------------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--1.1%
                                          Walt Disney Co.                                      183,100     5,236,660
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.4%
      INVESTMENT
                                          Lehman Brothers Holdings, Inc.                        70,500     4,420,350
                                          Merrill Lynch & Co., Inc.                             42,200     2,337,880
                                          ------------------------------------------------------------------------------
                                                                                                           6,758,230
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.5%
      AEROSPACE--1.5%
                                          Lockheed Martin Corp.                                194,864     6,946,901
                                          ------------------------------------------------------------------------------

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--1.0%
                                          Deere & Co.                                          129,200     4,695,128
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.4%
      CHEMICALS--1.6%
                                          E.I. du Pont de Nemours & Co.                        189,700     7,720,790
                                          ------------------------------------------------------------------------------

      CONTAINERS & PAPER--1.8%
                                          International Paper Co.                              228,300     8,237,064
                                          ------------------------------------------------------------------------------

      DIVERSIFIED MANUFACTURING--0.8%
                                          Cooper Industries, Inc.                              107,000     3,579,150
                                          ------------------------------------------------------------------------------

      INDUSTRIAL SPECIALTY--3.2%
                                          PPG Industries, Inc.                                 208,300     9,600,547
                                          Sherwin-Williams Co.                                 212,600     5,417,048
                                          ------------------------------------------------------------------------------
                                                                                                          15,017,595
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--10.1%
      DIVERSE ELECTRONIC PRODUCTS--2.1%
                                          Applied Materials, Inc.*                              92,600     4,028,100
                                          Diebold, Inc.                                         85,200     2,339,592
                                          Harris Corp.                                         135,800     3,361,050
                                          ------------------------------------------------------------------------------
                                                                                                           9,728,742

      EDP PERIPHERALS--0.7%
                                          Symbol Technologies, Inc.                             91,600     3,196,840
                                          ------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--1.2%
                                          Avnet, Inc.                                          135,000     2,767,500
                                          Cisco Systems, Inc.*                                 187,800     2,969,588
                                          ------------------------------------------------------------------------------
                                                                                                           5,737,088

      ELECTRONIC DATA PROCESSING--3.5%
                                          Compaq Computer Corp.                                228,500     4,158,700
                                          Hewlett-Packard Co.                                  152,600     4,771,802
                                          International Business Machines Corp.                 79,600     7,655,928
                                          ------------------------------------------------------------------------------
                                                                                                          16,586,430

      MILITARY ELECTRONICS--0.9%
                                          Computer Sciences Corp.*                             134,100     4,338,135
                                          ------------------------------------------------------------------------------

      SEMICONDUCTORS--1.7%
                                          Advanced Micro Devices, Inc.*                        171,300     4,546,302
                                          Texas Instruments, Inc.                              105,800     3,277,684
                                          ------------------------------------------------------------------------------
                                                                                                           7,823,986
------------------------------------------------------------------------------------------------------------------------

    ENERGY--10.7%
      OIL COMPANIES--7.5%
                                          Chevron Corp.                                         97,600     8,569,280
                                          Exxon Mobil Corp.                                    223,492    18,102,852
                                          Royal Dutch Petroleum Co. (New York shares)          153,500     8,510,040
                                          ------------------------------------------------------------------------------
                                                                                                          35,182,172

      OILFIELD SERVICES/ EQUIPMENT--1.9%
                                          BJ Services Co.*                                      58,000     4,129,600
                                          Baker Hughes, Inc.                                   122,300     4,440,713
                                          ------------------------------------------------------------------------------
                                                                                                           8,570,313

      MISCELLANEOUS--1.3%
                                          Mirant Corp.*                                        174,900     6,208,950
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.8%
      STEEL & METALS
                                          Phelps Dodge Corp.                                    97,600     3,921,568
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.0%
      RAILROADS
                                          Burlington Northern Santa Fe Corp.                   155,100     4,711,938
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.8%
      ELECTRIC UTILITIES
                                          DTE Energy Co.                                       136,000     5,412,800
                                          Exelon Corp.                                          66,137     4,338,587
                                          FPL Group, Inc.                                       55,500     3,402,150
                                          ------------------------------------------------------------------------------
                                                                                                          13,153,537
                                          ------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS
                                          (Cost $416,338,031)                                            446,040,958
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost $438,346,606)(a)                                         468,049,533
                                          ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $438,566,330. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $29,483,203. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,854,501 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,371,298.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value (cost $438,346,606)         $468,049,533
----------------------------------------------------------------------------
Cash                                                                     631
----------------------------------------------------------------------------
Receivable for investments sold                                    2,280,995
----------------------------------------------------------------------------
Dividends receivable                                                 510,176
----------------------------------------------------------------------------
Interest receivable                                                    3,489
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      772,564
----------------------------------------------------------------------------
TOTAL ASSETS                                                     471,617,388
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                    608,118
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     513,714
----------------------------------------------------------------------------
Accrued management fee                                               276,986
----------------------------------------------------------------------------
Accrued reorganization costs                                         309,922
----------------------------------------------------------------------------
Other accrued expenses and payables                                  542,590
----------------------------------------------------------------------------
Total liabilities                                                  2,251,330
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $469,366,058
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                                1,809,807
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         29,702,927
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              34,309,088
----------------------------------------------------------------------------
Paid-in capital                                                  403,544,236
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $469,366,058
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS S
  Net asset value, offering and redemption price per share
  ($341,838,279 / 14,388,619 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $23.76
----------------------------------------------------------------------------
CLASS A
  Net asset value and redemption price per share
  ($83,267,377 / 3,494,980 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $23.82
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $23.82)            $25.27
----------------------------------------------------------------------------
CLASS B
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($34,105,948 /
  1,445,809 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $23.59
----------------------------------------------------------------------------
CLASS C
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($10,154,454 /
  431,521 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $23.53
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2001 (Unaudited)

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends                                                       $  4,313,068
----------------------------------------------------------------------------
Interest                                                             654,755
----------------------------------------------------------------------------
Total Income                                                       4,967,823
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,636,612
----------------------------------------------------------------------------
Services to shareholders                                           1,252,821
----------------------------------------------------------------------------
Custodian and accounting fees                                         72,060
----------------------------------------------------------------------------
Distribution services fees                                           156,169
----------------------------------------------------------------------------
Administrative services fees                                         124,100
----------------------------------------------------------------------------
Auditing                                                               4,924
----------------------------------------------------------------------------
Legal                                                                 10,559
----------------------------------------------------------------------------
Trustees' fees and expenses                                            6,182
----------------------------------------------------------------------------
Reports to shareholders                                                1,157
----------------------------------------------------------------------------
Registration fees                                                     50,802
----------------------------------------------------------------------------
Reorganization                                                       360,994
----------------------------------------------------------------------------
Total expenses, before expense reductions                          3,676,380
----------------------------------------------------------------------------
Expenses reductions                                                   (7,164)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           3,669,216
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       1,298,607
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from investments                         23,084,833
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (30,298,653)
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                        (7,213,820)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ (5,915,213)
----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED          YEAR ENDED
                                                                MARCH 31, 2001    SEPTEMBER 30,
                                                                 (UNAUDITED)          2000
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                     $  1,298,607        2,011,191
-----------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                23,084,833       52,726,443
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                    (30,298,653)      13,596,001
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (5,915,213)      68,333,635
-----------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class S                                                            (1,344,868)      (2,663,044)
-----------------------------------------------------------------------------------------------
Class A                                                              (139,506)        (267,406)
-----------------------------------------------------------------------------------------------
Class B                                                                    --             (817)
-----------------------------------------------------------------------------------------------
Class C                                                                    --             (501)
-----------------------------------------------------------------------------------------------
From net realized gains
Class S                                                           (23,687,446)     (13,800,495)
-----------------------------------------------------------------------------------------------
Class A                                                            (4,976,966)      (1,426,862)
-----------------------------------------------------------------------------------------------
Class B                                                            (2,173,231)      (1,060,430)
-----------------------------------------------------------------------------------------------
Class C                                                              (601,344)        (209,392)
-----------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         134,816,894      116,433,046
-----------------------------------------------------------------------------------------------
Reinvestment of distributions                                      32,055,684       18,829,221
-----------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (78,530,634)    (248,063,960)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       88,341,944     (112,801,693)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  49,503,370      (63,897,005)
-----------------------------------------------------------------------------------------------
Net assets at beginning of period                                 419,862,688      483,759,693
-----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $1,809,807 and $1,995,574,
respectively)                                                    $469,366,058      419,862,688
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                             ---------------------------------------------------
                                                                          YEARS ENDED SEPTEMBER 30,
                                                             ---------------------------------------------------
                                                             2001(b)        2000         1999        1998(c)
Net asset value, beginning of period                         $25.75        $22.89       $21.19       $25.42
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:                       .12           .09          .15          .07
Net investment income (loss)(a)
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment          (.24)         3.78         2.62        (4.30)
transactions
----------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.12)         3.87         2.77        (4.23)
----------------------------------------------------------------------------------------------------------------
Less distributions from:                                       (.05)         (.16)        (.17)          --
Net investment income
----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                 (1.76)         (.85)        (.90)          --
----------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.81)        (1.01)       (1.07)          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.82        $25.75       $22.89       $21.19
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)                                            (.73)**      17.42        13.04(E)    (16.64)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           83            51           42           28
----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)      1.28(g)*      1.70(f)      1.57         1.34
----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)       1.28(g)*      1.68(f)      1.41         1.34*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .84*          .36          .61          .86*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      88*           51           91           47
----------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended March 31, 2001 (Unaudited).

(c) For the period April 16, 1998 (commencement of sales of Class A shares) to September 30, 1998.

(d) Total return does not reflect the effect of any sales charges.

(e) Total return would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.69% and 1.68%, respectively (see Notes to Financial Statements).

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.24% and 1.24%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS B
                                                             ---------------------------------------------------
                                                                          YEARS ENDED SEPTEMBER 30,
                                                             ---------------------------------------------------
                                                             2001(b)        2000         1999        1998(c)
Net asset value, beginning of period                         $25.57        $22.72       $21.11       $25.42
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(a)                                 .01          (.06)        (.07)          --
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment          (.23)         3.76         2.62        (4.31)
transactions
----------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.22)         3.70         2.55        (4.31)
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                            --            --         (.04)          --
----------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                 (1.76)         (.85)        (.90)          --
----------------------------------------------------------------------------------------------------------------
Total distributions                                           (1.76)         (.85)        (.94)          --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.59        $25.57       $22.72       $21.11
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)                                           (1.12)**      16.69        12.02(E)    (16.96)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           34            31           29           18
----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)      1.99(g)*      2.30(f)      2.34         2.12
----------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)       1.99(g)*      2.29(f)      2.29         2.12*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       .14*         (.25)        (.27)         .03*
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      88*           51           91           47
----------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended March 31, 2001 (Unaudited).

(c) For the period April 16, 1998 (commencement of sales of Class B shares) to September 30, 1998.

(d) Total return does not reflect the effect of any sales charges.

(e) Total return would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.29% and 2.28%, respectively (see Notes to Financial Statements).

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.91% and 1.91%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     CLASS C
                                                             -------------------------------------------------------
                                                                            YEARS ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------
                                                             2001(b)        2000         1999        1998(c)
Net asset value, beginning of period                         $25.54        $22.75       $21.13       $25.42
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)(a)                                (.03)         (.11)        (.05)         .01
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment          (.22)         3.75         2.61        (4.30)
transactions
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                               (.25)         3.64         2.56        (4.29)
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                            --            --         (.04)          --
--------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                 (1.76)         (.85)        (.90)          --
--------------------------------------------------------------------------------------------------------------------
  Total distributions                                         (1.76)         (.85)        (.94)          --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $23.53        $25.54       $22.75       $21.13
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)                                           (1.29)**      16.44        12.06(E)    (16.88)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           10             7            5            3
--------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)      2.47(g)*      2.56(f)      2.34         2.11
--------------------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)       2.47(g)*      2.54(f)      2.26         2.11*
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.36)*        (.48)        (.22)         .08*
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      88*           51           91           47
--------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the six months ended March 31, 2001 (Unaudited).

(c) For the period April 16, 1998 (commencement of sales of Class C shares) to September 30, 1998.

(d) Total return does not reflect the effect of any sales charges.

(e) Total return would have been lower had certain expenses not been reduced.

(f) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.55% and 2.54%, respectively (see Notes to Financial Statements).

(g) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.40% and 2.40%, respectively (see Notes to Financial Statements).

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Value Fund (the "Fund") is a diversified series of
                             Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. The four classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. After April 16, 1998, Class S shares are generally not available to new investors. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data

NOTES TO FINANCIAL STATEMENTS

                             processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended March 31, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $246,503,650 and $197,506,833, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich
                             Scudder Investments, Inc., formerly Scudder Kemper
                             Investments, Inc. ("ZSI" or the "Advisor"), the
                             Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain

NOTES TO FINANCIAL STATEMENTS

                             administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the first $500,000,000 of the Fund's average daily net assets and 0.65% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. For the six months ended March 31, 2001, the fee pursuant to the Agreement amounted to $1,636,612, of which $276,986 is unpaid at March 31, 2001.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Scudder Distributors, Inc., formerly Kemper Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2001, the Distribution Fees were as follows:

                                                                                                        UNPAID AT
                                                                                             TOTAL      MARCH 31,
                                       DISTRIBUTION FEES                                   AGGREGATED     2001
                                       --------------------------------------------------------------------------
                                       Class B                                              $122,283     $13,805
                                       Class C                                                33,886      18,678
                                                                                            --------     -------
                                                                                            $156,169     $32,483
                                                                                            ========     =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended March 31, 2001 aggregated $16,738.

                             In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2001, the CDSC for Classes B and C aggregated $28,491 and $97, respectively.

                             ADMINISTRATIVE SERVICE FEES. SDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2001, the Administrative Service Fees were as follows:

                                                                                                       UNPAID AT
                                                                                            TOTAL      MARCH 31,
                                       ADMINISTRATIVE SERVICE FEES                        AGGREGATED     2001
                                       -------------------------------------------------------------------------
                                       Class A                                             $ 72,044     $20,452
                                       Class B                                               40,761       5,338
                                       Class C                                               11,295       1,071
                                                                                           --------     -------
                                                                                           $124,100     $26,861
                                                                                           ========     =======

NOTES TO FINANCIAL STATEMENTS

                             SHAREHOLDER SERVICES FEES. Scudder Investments Service Company, formerly Kemper Service Company, ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the six months ended March 31, 2001, the amount charged to Classes A, B and C by SISC aggregated $60,894, $12,477 and $20,646, respectively, of which $18,499, $5,399 and 6,499, respectively, is unpaid at March 31, 2001. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the six months ended March 31, 2001, the amount charged to Class S shares by SSC for shareholder services aggregated $306,653, of which $51,043 is unpaid at March 31, 2001.

                             Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in Class S shares of the Fund. For the six months ended March 31, 2001, the amount charged to Class S shares by STC aggregated $176,108, of which $94,726 is unpaid at March 31, 2001.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2001, the amount charged to the Fund by SFAC aggregated $69,211, of which $11,117 is unpaid at March 31, 2001.

                             TRUSTEES' FEES. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2001, the Trustees' fees and expenses aggregated $6,182.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    SHARE TRANSACTIONS      The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                      MARCH 31,                      SEPTEMBER 30,
                                                                         2001                            2000
                                                              --------------------------      ---------------------------
                                                                SHARES        DOLLARS           SHARES         DOLLARS
                                       SHARES SOLD
                                       ----------------------------------------------------------------------------------
                                        Class S                3,065,244    $ 78,283,029       2,600,720    $  61,546,888
                                       ----------------------------------------------------------------------------------
                                        Class A                1,745,119      44,534,221       1,600,121       38,085,807
                                       ----------------------------------------------------------------------------------
                                        Class B                  290,923       7,268,834         482,385       11,364,506
                                       ----------------------------------------------------------------------------------
                                        Class C                  188,439       4,730,810         231,828        5,435,845
                                       ----------------------------------------------------------------------------------
                                                                             134,816,894                      116,433,046
                                       ----------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ----------------------------------------------------------------------------------
                                        Class S                  987,389    $ 24,516,866         702,015    $  16,027,031
                                       ----------------------------------------------------------------------------------
                                        Class A                  199,542       4,966,598          71,116        1,625,719
                                       ----------------------------------------------------------------------------------
                                        Class B                   81,487       2,010,300          43,356          988,505
                                       ----------------------------------------------------------------------------------
                                        Class C                   22,787         561,920           8,230          187,966
                                       ----------------------------------------------------------------------------------
                                                                              32,055,684                       18,829,221
                                       ----------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       ----------------------------------------------------------------------------------
                                        Class S               (2,510,186)   $(63,114,752)     (8,248,865)   $(193,178,099)
                                       ----------------------------------------------------------------------------------
                                        Class A                 (418,413)    (10,573,547)     (1,547,831)     (36,365,690)
                                       ----------------------------------------------------------------------------------
                                        Class B                 (122,343)     (3,054,233)       (616,825)     (14,373,603)
                                       ----------------------------------------------------------------------------------
                                        Class C                  (72,217)     (1,788,102)       (176,775)      (4,146,568)
                                       ----------------------------------------------------------------------------------
                                                                             (78,530,634)                    (248,063,960)
                                       ----------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       ----------------------------------------------------------------------------------
                                        Class S                1,542,447    $ 39,685,143      (4,946,130)   $(115,604,180)
                                       ----------------------------------------------------------------------------------
                                        Class A                1,526,248      38,927,272         123,406        3,345,836
                                       ----------------------------------------------------------------------------------
                                        Class B                  250,067       6,224,901         (91,084)      (2,020,592)
                                       ----------------------------------------------------------------------------------
                                        Class C                  139,009       3,504,628          63,283        1,477,243
                                       ----------------------------------------------------------------------------------
                                                                            $ 88,341,944                    $(112,801,693)
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2001, the Fund's custodian and transfer agent fees were reduced by $1,051 and $6,113, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several other affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to recognize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

                             On November 13, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Scudder Large Company Value Fund, pursuant to which Scudder Large Company Value Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Large Company Value Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

                             As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Scudder Large Company Value Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Large Company Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

                             Costs incurred in connection with these
                             restructuring initiatives are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
HENRY P. BECTON JR.               THOMAS V. BRUNS                   BRENDA LYONS
Trustee                           Vice President                    Assistant Treasurer

LINDA C. COUGHLIN                 WILLIAM F. GLAVIN                 CAROLINE PEARSON
Chairperson, President            Vice President                    Assistant Secretary
and Trustee
                                  JAMES E. MASUR                    LOIS R. ROMAN
DAWN-MARIE DRISCOLL               Vice President                    Vice President
Trustee
                                  JOHN MILLETTE                     ROBERT TYMOCZKO
EDGAR R. FIEDLER                  Vice President                    Vice President
Trustee                           and Secretary

KEITH R. FOX                      KATHRYN L. QUIRK
Trustee                           Vice President and
                                  Assistant Secretary
JEAN GLEASON STROMBERG
Trustee                           HOWARD SCHNEIDER
                                  Vice President
JEAN C. TEMPEL
Trustee                           JOHN R. HEBBLE
                                  Treasurer
STEVEN ZALEZNICK
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.scudder.com

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Value Fund prospectus.
KVF - 3 (5/30/01) 12459